UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 7, 2008

ThermoGenesis Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-82900	94-3018487
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2711 Citrus Rd., Rancho Cordova, California		95742
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	916-858-5100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On May 5, 2008, the Company and GE Healthcare Bio-Sciences AB (GE) amended their International Distribution Agreement, ("the Agreement") effective July 1, 2008. Under the terms of the Agreement, GE will no longer sell the BioArchive System and related disposables, GE will remain the exclusive distributor for the AXP product line for cord blood applications in North America, Europe and Asia (excluding China) and there will be price increases for the AXP disposable bag sets sold to GE. The expiration date of the original agreement remains December 31, 2010, but will be automatically renewed for additional two year periods unless terminated by one of the parties 12 months prior to the end of the then current term. The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement, which is filed as Exhibit 10 hereto, and is incorporated herein by reference.

Cautionary Statement

A copy of the Agreement has been attached as an exhibit to this Report on Form 8-K to provide investors with information regarding its terms. Except for its status as a legal document governing the contractual rights among the Company and GE Healthcare Bio-Sciences AB in relation to the transactions described in this Item 1.01, the Agreement is not intended to be a source of factual, business or operational information about the Company, GE Healthcare Bio-Sciences AB, or their respective businesses.

Item 2.02 Results of Operations and Financial Condition.

Item 2. On May 7, 2008, ThermoGenesis Corp. issued a press release announcing its results of operations and financial condition for the quarter ended March 31, 2008. The full text of the press release is set forth in Exhibit 99.1 attached to this report.

Item 9.01 Financial Statements and Exhibits.

10. Amended and Restated International Distribution Agreement between ThermoGenesis Corp. and GE Healthcare Bio-Sciences AB effective July 1, 2008

99.1 Press release dated May 7, 2008, titled "ThermoGenesis Corp. Announces Third Quarter Fiscal 2008 Results"

99.2 Press release dated May 7, 2008, titled "ThermoGenesis Announces Amended and Restated Distribution Agreement with GE Healthcare"

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ThermoGenesis Corp.

May 7, 2008	By:	Matthew T. Plavan

Name: Matthew T. Plavan
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10	Amended and Restated International Distribution Agreement between ThermoGenesis Corp. and GE Healthcare Bio-Sciences AB
99.1	Press release dated May 7, 2008, "ThermoGenesis Corp. Announces Third Quarter Fiscal 2008 Results"
99.2	Press release dated May 7, 2008, "ThermoGenesis Corp. Announces Amended and Restated Distribution Agreement with GE Healthcare"